PREMIER INSURED MUNICIPAL BOND FUND, National Series
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the National Series of the Premier Insured Municipal Bond Fund for the fiscal year ended July 31, 1995. The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it eased the rate on Fed funds on July 6th. This reduction ended the upward pressure on short-term rates prevailing since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concerns about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
    For its annual reporting period ended July 31, 1995, your Series earned a total return, including bond price changes and interest income, of 6.86% for Class A shares and 6.24% for Class B shares.* Income dividends, exempt from Federal personal income taxes, of approximately $.772 per share for Class A shares and approximately $.708 per share for Class B shares were paid to shareholders.** This is equivalent to a tax-free distribution rate per share of 5.67% for Class A shares and 5.44% for Class B shares+, comfortably in excess of the inflation rate of 2.76% as measured by the Consumer Price Index for the same period.++
THE ECONOMY
    Economic reports about lagging home and auto sales and new home construction showed a weakening economy from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear jobless claims were also on the rise, a particularly politically sensitive indicator, made even more so by the coming Presidential election year.
    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend of prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since lower inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Series, we are also concerned with credit quality. Accordingly, we are mindful of the potential erosion in bond quality if the economy slips into a recession. We follow a policy that stresses strong credit quality in the portfolio and seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, ever aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly this year. The release of weaker than expected December sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. The recent rate cut confirmed what declining long-term interest rates had indicated all year _ that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Series; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulating effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -
to maximize current income exempt from Federal personal income taxes to the extent consistent with the preservation of capital - continues to underscore our portfolio management decisions.
    The threat of tax reform appears to be limiting the enthusiasm for tax-exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed prior to the onset of talk regarding tax reform. While it could be years before an actual change in the law is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    The portfolio began the reporting period with an aggressive structure, emphasizing long-maturity, discount, and full coupon bonds, while striving to remain fully invested. As we discussed in our last letter, 1994 proved to be a weak period for fixed-income investments and your Series suffered as the market retreated. By early 1995, however, the market began to rally and the Series' more aggressive structure responded accordingly, with rapid price improvement.
    Our strategy during this period was greatly affected by the dramatic decline in municipal bond issuance throughout the nation during 1994 and 1995. This substantially limited our ability to alter the portfolio's structure as market conditions changed during the reporting period.
    Going forward, we expect issuance restraints to ease somewhat and permit greater portfolio flexibility. In addition, inflation should remain under control even as the economy slowly improves. This should result in modestly rising interest rates through the end of the year, and we will be attempting to lessen the portfolio's volatility profile within the constraints of supply and the goal of maximizing tax-exempt income to our shareholders. Our primary tasks - to protect principal, maintain liquidity and distribute a high level of current tax-exempt income to you - continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Series and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 18, 1995
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
+   Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B shares.
++ Source: Lipper Analytical Services, Inc. The Consumer Price Index is published by the Bureau of Labor Statistics and is a widely accepted measure of inflation in the United States.


PREMIER INSURED MUNICIPAL BOND FUND, National Series         JULY 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$11,012
Lehman Brothers
Municipal Bond Index*
$10,849
Premier Insured Municipal Bond Fund, National Series (Class B Shares)
$10,713
Premier Insured Municipal Bond Fund, National Series (Class A Shares) *Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                              CLASS A                                                     CLASS B
                   ______________________________                             ______________________________
                                                                                                           % Return Reflecting
                                                 % Return                                                  Applicable Contingent
                                                 Reflecting                                     % Return      Deferred Sales
                          % Return Without       Maximum Initial                               Assuming No     Charge Upon
PERIODS ENDED 7/31/95      Sales Charge          Sales Charge (4.5%)    PERIODS ENDED 7/31/95   Redemption      Redemption*
____________                  ________           _________              ____________              ______      __________
1 Year                         6.86%              2.05%               1 Year                     6.24%              3.24%
From Inception (5/3/94)        9.65               5.68                From Inception (5/3/94)    9.11                 6.75

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Premier Insured Municipal Bond Fund, National Series on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94. All dividends and capital gain distributions are reinvested.
The Series invests primarily in municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Neither the Series shares nor the market value of its portfolio securities are insured.
* Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS                                                                                  JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-97.7%                                                              AMOUNT             VALUE
                                                                                                   _______            ______
CALIFORNIA-22.2%
Bay Area Association, Tax Allocation Revenue (California Redevelopment Agency
Pool)
    6%, 12/15/2024 (Insured; CGIC)..........................................                   $     250,000    $    243,585
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                         200,000         190,824
California  Pollution Control Financing  Authority, PCR
    (Southern California Edison Co.) 6.40%, 12/1/2024 (Insured; AMBAC)......                         400,000         406,692
California Veterans Bonds 6.375%, 2/1/2027 (Insured; AMBAC).................                       1,000,000        1,005,610
Los Angeles, Wastewater System Revenue:
    5.20%, 11/1/2021 (Insured; FGIC)........................................                         200,000         177,518
    Refunding, 5.875%, 6/1/2024 (Insured; MBIA).............................                         200,000         193,644
Redding Redevelopment Agency, Tax Allocation Notes
    5%, 9/1/2023 (Insured; CGIC)............................................                         200,000         171,548
San Marcos Public Facilities Authority, Tax Allocation Revenue, Refunding
    5.50%, 8/1/2023 (Insured; CGIC).........................................                         1,000,000      913,690
San Mateo County Joint Powers Financing Authority, LR
    (San Mateo County Health Care Center) 5.75%, 7/15/2022 (Insured; FSA)...                         500,000         471,310
FLORIDA-1.0%
Miami Health Facilities Authority, Health Facility Revenue, Refunding
    (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC).............                         200,000         175,590
ILLINOIS-7.7%
Chicago, Wastewater Transmission Revenue 6.375%, 1/1/2024 (Insured; MBIA)...                         200,000         204,462
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         200,592
Chicago O'Hare International Airport, Revenue, Refunding
    5.60%, 1/1/2018 (Insured; MBIA).........................................                         200,000         184,648
Illinois Health Facilities Authority, Revenue:
    (Northwestern Medical Faculty Foundation-Health Care)
      6.625%, 11/15/2025 (Insured; MBIA)....................................                         500,000         524,880
    Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA)                        200,000         201,274
INDIANA-10.8%
Indiana Health Facility Financing Authority, HR:
    (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC).....                         600,000         642,270
    Refunding (County Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA).                    1,000,000      995,520
Lafayette Redevelopment Authority, Redevelopment Lease Rent
    5.95%, 1/1/2020 (Insured; MBIA).........................................                         200,000         196,452
IOWA-1.8%
Clinton, PCR, Refunding (Interstate Power Co. Project)
    6.35%, 12/1/2012 (Insured; AMBAC).......................................                         300,000         310,176

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                     _______          ______
MASSACHUSETTS-12.1%


Massachusetts Housing Finance Agency:
    Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC).............                   $  1,000,000     $  1,026,330
    SFHR 6.60%, 12/1/2026 (Insured; AMBAC)..................................                      1,000,000        1,029,640
NEVADA-2.3%
Clark County Passenger Facility Charge, Revenue
    (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                      200,000         198,442
Washoe County, Gas & Water Facilities Revenue (Sierra Pacific Power Co.)
    5.90%, 6/1/2023 (Insured; MBIA).........................................                         200,000         193,356
NEW JERSEY-7.3%
New Jersey Economic Development Authority:
    PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA).                         200,000         205,608
    Water Facilities Revenue (New Jersey American Water Co., Inc. Project)
      6.875%, 11/1/2034 (Insured; FGIC).....................................                         500,000         530,725
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.375%, 10/1/2026 (Insured;  MBIA)......................................                         500,000         512,410
NEW MEXICO-6.9%
Farmington, PCR, Refunding (Southern California Edison Co.)
    5.875%, 6/1/2023 (Insured; MBIA)........................................                         1,000,000      972,550
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC)...................................                         200,000         204,046
NEW YORK-7.2%
New York City Municipal Water Financing Authority, Water and Sewer Systems
    Revenue 6.20%, 6/15/2021 (Insured; AMBAC)...............................                         1,000,000        1,022,120
New York State Energy Research and Development Authority, PCR, Refunding
    (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).....                         200,000         204,402
NORTH DAKOTA-1.2%
Grand Forks, Health Care Facilities Revenue (United Hospital Obligated Group)
    6.25%, 12/1/2019 (Insured; MBIA)........................................                         200,000         202,734
OKLAHOMA-2.5%
Oklahoma Industries Authority, HR (Baptist Medical Center)
    7%, 8/15/2014 (Insured; AMBAC)..........................................                         400,000         429,876
SOUTH CAROLINA-1.2%
South Carolina Public Service Authority, Revenue, Refunding
    6.375%, 7/1/2021 (Insured; AMBAC).......................................                         200,000         204,002
TEXAS-1.2%
Gulf Coast Waste Disposal Authority, Revenue, Refunding
    (Houston Light & Power Co. Project) 6.375%, 4/1/2012 (Insured; MBIA)....                         200,000         206,488

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                    _______           ______
VERMONT-1.6%


Vermont Student Assistance Corp. (Education Loan Revenue Financing Program)
    6.70%, 12/15/2012 (Insured; FSA)........................................                   $     250,000    $    261,075
WASHINGTON-6.3%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                       1,000,000        1,070,000
U.S. RELATED-4.4%
Commonwealth of Puerto Rico 5.375%, 7/1/2022 (Insured; MBIA)................                         600,000         561,564
Puerto Rico Electric Public Buildings Authority, Guaranteed Public Education
& Health
    Facilities, Refunding 5.50%, 7/1/2021 (Insured; FSA)....................                         200,000         190,452
                                                                                                                     ----------
TOTAL LONG_TERM MUNICIPAL INVESTMENTS
    (cost $16,199,620)......................................................                                         $16,636,105
                                                                                                                     ===========
SHORT_TERM MUNICIPAL INVESTMENTS-2.3%
NEW YORK;
New York City Municipal Water Financing Authority, Water and Sewer Systems
Revenue
    VRDN 4.90% (Insured; FGIC) (a) (cost $400,000)..........................                  $     400,000    $    400,000
                                                                                                               ============
TOTAL MUNICIPAL INVESTMENTS-100.0%
    (cost $16,599,620)......................................................                                    $17,036,105
                                                                                                               ============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                         Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
-------                            -------                        -----------------                ---------------------
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At July 31, 1995, 36.9% of the Series' net assets are insured by AMBAC and 28.8% are insured by MBIA.

See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF ASSETS AND LIABILITIES                                                             JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $16,599,620)-see statement......................................                                     $17,036,105
    Cash....................................................................                                         681,856
    Interest receivable.....................................................                                         229,005
    Receivable for shares of Beneficial Interest subscribed.................                                         73,377
    Prepaid expenses........................................................                                         38,398
    Due from The Dreyfus Corporation........................................                                         10,831
                                                                                                                     -------
                                                                                                                   18,069,572
LIABILITIES:
    Due to Distributor......................................................                       $  7,726
    Accrued expenses and other liabilities..................................                         50,778          58,504
                                                                                                    --------         --------
NET ASSETS..................................................................                                     $18,011,068
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $17,544,083
    Accumulated undistributed net realized gain on investments..............                                         30,500
    Accumulated net unrealized appreciation on investments-Note 3...........                                         436,485
                                                                                                                     -------

NET ASSETS at value.........................................................                                         $18,011,068
                                                                                                                 ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         635,847
                                                                                                                 ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         748,375
                                                                                                                 ============
NET ASSET VALUE per share:
    Class A Shares
      ($8,272,145 / 635,847 shares).........................................                                         $13.01
                                                                                                                     =======
    Class B Shares
      ($9,738,923 / 748,375 shares).........................................                                         $13.01
                                                                                                                     =======





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $   716,883
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  64,630
      Shareholder servicing costs-Note 2(c).................................                         48,942
      Distribution fees (Class B shares)-Note 2(b)..........................                         30,151
      Registration fees.....................................................                         14,950
      Professional fees.....................................................                         10,391
      Organization expenses.................................................                         7,668
      Prospectus and shareholders' reports..................................                         4,172
      Custodian fees........................................................                         1,637
      Trustees' fees and expenses-Note 2(d).................................                         1,055
      Miscellaneous.........................................................                         5,220
                                                                                                     ------
                                                                                                     188,816
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         148,356
                                                                                                     ------
            TOTAL EXPENSES..................................................                                         40,460
                                                                                                                    --------
            INVESTMENT INCOME-NET...........................................                                         676,423
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $  30,500
    Net unrealized appreciation on investments..............................                         350,233
                                                                                                     ------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         380,733
                                                                                                                    --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,057,156
                                                                                                                    ==========









See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED JULY 31,
                                                                                                       ________________
                                                                                                     1994*            1995
                                                                                                   _______            ______
OPERATIONS:
    Investment income-net...................................................                $       32,675      $     676,423
    Net realized gain on investments........................................                          -                30,500
    Net unrealized appreciation on investments for the year.................                        86,252            350,233
                                                                                                   -------           ---------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                       118,927          1,057,156
                                                                                                   --------         ---------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                       (15,892)          (344,399)
      Class B shares........................................................                       (16,783)          (332,024)
                                                                                                   --------          ---------
          TOTAL DIVIDENDS...................................................                       (32,675)          (676,423)
                                                                                                   --------          ---------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                     2,575,673          6,783,807
      Class B shares........................................................                     3,600,764          6,636,400
    Dividends reinvested:
      Class A shares........................................................                        13,458            196,495
      Class B shares........................................................                        13,568            220,212
    Cost of shares redeemed:
      Class A shares........................................................                      (100,012)        (1,446,725)
      Class B shares........................................................                      (321,396)          (628,161)
                                                                                                   --------          ---------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                           5,782,055         11,762,028
                                                                                                 --------          ---------
            TOTAL INCREASE IN NET ASSETS....................................                     5,868,307         12,142,761
NET ASSETS:
    Beginning of year.......................................................                        -               5,868,307
                                                                                                 --------          ---------
    End of year.............................................................                  $  5,868,307        $18,011,068
                                                                                                 ========          =========

                                                                                       SHARES
                                                        __________________________________________________________________
                                                                      CLASS A                          CLASS B
                                                        _____________________________        _____________________________

                                                                      YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                        _________________________________    ______________________________

                                                                     1994*            1995            1994*            1995
                                                                     ______          _______           _______        _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         201,758         542,334           281,840        522,906
    Shares issued for dividends reinvested.                           1,050           15,476           1,057           17,318
    Shares redeemed........................                         (7,681)        (117,090)          (24,803)        (49,943)
                                                                     ______          _______           _______        _______
          NET INCREASE IN SHARES OUTSTANDING                        195,127         440,720           258,094         490,281
                                                                     ======          =======           =======        =======

* From May 4, 1994 (commencement of operations) to July 31, 1994. See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                     CLASS A SHARES          CLASS B SHARES
                                                                              ___________________      ____________________
                                                                              YEAR ENDED JULY 31,      YEAR ENDED JULY 31,
                                                                              ___________________      ____________________
PER SHARE DATA:                                                              1994(1)       1995        1994(1)        1995
                                                                              ____        ____          ____          ____
    Net asset value, beginning of year......................                $12.50       $12.94        $12.50         $12.95
                                                                              ____        ____          ____          ____
    INVESTMENT OPERATIONS:
    Investment income-net...................................                  .18           .77          .16            .71
    Net realized and unrealized gain on investments.........                  .44           .07          .45            .06
                                                                              ____        ____          ____          ____
      TOTAL FROM INVESTMENT OPERATIONS......................                  .62           .84          .61            .77
                                                                              ____        ____          ____          ____
    DISTRIBUTIONS;
    Dividends from investment income-net....................                  (.18)        (.77)        (.16)         (.71)
                                                                              ____        ____          ____          ____
    Net asset value, end of year............................                $12.94       $13.01        $12.95        $13.01
                                                                              ====        ====          ====          ====
TOTAL INVESTMENT RETURN (2).................................                  4.99%(3)   6.86%        4.94%(3)       6.24%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................                   -          .08%         .50%(4)         .59%
    Ratio of net investment income to average net assets....                  5.44%(4)    6.02%       4.90%(4)        5.51%
    Decrease reflected in above expense ratios due to undertakings by the Manager (limited to the expense limitation provision
of the management agreement)................................                  2.50%(4)     1.25%      2.50%(4)       1.27%
    Portfolio Turnover Rate.................................                      -        9.17%         -           9.17%
    Net Assets, end of year (000's Omitted).................                  $2,525      $8,272      $3,343       $9,739
(1)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    Annualized.


See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the National Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series', to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $148,356 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $5,913 during the year ended July 31, 1995 from commissions earned on sales of the Series' Class A shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B shares.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus
Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $29,012 was charged to the Series pursuant to the Class B Distribution Plan and $1,139 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994, through August 23, 1994, $447 and $570 were charged to the Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $13,854 and $14,506 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $24,195,572 and $12,451,000, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $436,485, consisting of $456,477 gross unrealized appreciation and $19,992 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, National Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, National Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, National Series at July 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
September 6, 1995




PREMIER INSURED MUNICIPAL BOND FUND, National Series
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the fiscal year ended July 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.




[Dreyfus lion "d" logo]
PREMIER INSURED MUNICIPAL
BOND FUND, NATIONAL SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                        128/376AR957
[Dreyfus logo]
Annual Report
Premier Insured
Municipal Bond Fund

National Series
July 31, 1995